                                                            Sub-Item 77 Q 1 (a)

                               AMENDMENT NO. 24
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

       This Amendment No. 24 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to (i) remove Invesco Commodity Strategy Fund effective June 11, 2012 and (ii) change the name of Invesco Small Companies Fund to Invesco Select Companies Fund effective
August 1, 2012;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 28, 2012.

                                          By:     /s/ John M. Zerr
                                                  -----------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

 PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
 ---------                                    -------------------------
 Invesco Balanced-Risk Allocation Fund             Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares

 Invesco Balanced-Risk Commodity                   Class A Shares
 Strategy Fund                                     Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares

 Invesco China Fund                                Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R5 Shares
                                                   Class Y Shares

 Invesco Developing Markets Fund                   Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares

 Invesco Emerging Markets Equity Fund              Class A Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares

 Invesco Emerging Market Local                     Class A Shares
 Currency Debt Fund                                Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares

 PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
 ---------                                    -------------------------
 Invesco Endeavor Fund                             Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares

 Invesco Global Health Care Fund                   Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares
                                                   Investor Class Shares

 Invesco Global Markets Strategy Fund              Class H1 Shares

 Invesco International Total Return                Class A Shares
 Fund                                              Class B Shares
                                                   Class C Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares

 Invesco Pacific Growth Fund                       Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class Y Shares

 Invesco Premium Income Fund                       Class A Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares

 Invesco Select Companies Fund                     Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class Y Shares"